EXHIBIT 10.4

AMENDMENT NUMBER 6 TO
RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NUMBER 6 TO RECEIVABLES PURCHASE AGREEMENT, dated as of December 22, 2011 (this “Amendment”), is entered into by and among FOUNTAIN CITY FINANCE, LLC, a Delaware limited liability company (the “Seller”), BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (“Bank of America”), as a Bank and as the agent (the “Agent”) for the Investors and the Banks, DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Parent and the Servicer, and each of the parties named on Schedule I hereto as Originators.  Capitalized terms used and not otherwise defined herein are used as defined in the Receivables Purchase Agreement (as defined below).

WHEREAS, the parties hereto entered into that certain Receivables Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”);

WHEREAS, the parties hereto desire to amend the Receivables Purchase Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.         Amendments.  Effective as of the Effective Date (as defined below), the following amendments are made to the Receivables Purchase Agreement:

(a)           Clause (i) of the definition of “Dilution Horizon Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and replaced in its entirety with the following:

…(i) the Aggregate Outstanding Balance (in each case, on the date of creation) of all Receivables (excluding Unbilled Receivables) created by the Originators during the three most recently ended calendar months by …

(b)           Clause (i) of the definition of “Loss Horizon Ratio” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and replaced in its entirety with the following:

…(i) the sum of the Aggregate Outstanding Balance (in each case, at the time of creation) of all Receivables (excluding Unbilled Receivables) created during the six most recently ended calendar months by…

(c)           The definition of “Maximum Percentage Factor” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Maximum Percentage Factor” means 100%.

(d)           The definition of “Servicer Report” in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Servicer Report” means a Monthly Report.

(e)           The definition of “Settlement Date (Capital) in Section 1.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

“Settlement Date (Capital)” means the second Business Day following the date on which each Monthly Report is required to be delivered to the Agent hereunder or such other day as the Seller and the Agent may from time to time mutually agree; provided, however, that if the Facility Termination Date shall occur, the Settlement Date (Capital) shall be the date(s) selected by the Agent (it being understood that the Agent may select such Settlement Date (Capital) to occur as frequently as daily) or, in the absence of any such selection, the “Settlement Date (Capital)” shall be each Business Day.

(f)            Each of the definitions of “Weekly Report” and “Weekly Reporting Event” in Section 1.01 of the Receivables Purchase Agreement is hereby deleted in its entirety.

(g)           Section 1.02 of the Receivables Purchase Agreement is hereby amended (i) to add a clause indication of “(a)” before the first word of the first sentence “[A]ll”, and (ii) to add a new clause (b) to that Section as follows:

(b)           Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made of Consolidated EBITDA, Consolidated Funded Indebtedness and Consolidated Interest Expense (including, without limitation, for purposes of the definitions of “Consolidated Interest Coverage Ratio”, “Consolidated Leverage Ratio” and “Pro Forma Basis” set forth in Annex F), (i) after consummation of any Disposition (other than an Excluded Disposition) (A) income statement items (whether positive or negative) and capital expenditures attributable to the Property disposed of shall be excluded and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) after consummation of any Acquisition (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or Property acquired shall, to the extent not otherwise included in such income statement items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 or Annex F, be included to the extent relating to any period applicable in such calculations and (B) to the extent not retired in connection with such Acquisition, Indebtedness of the Person or Property acquired shall be deemed to have been incurred as of the first day of the applicable period.

(h)           Sections 5.01(r) and 7.01(l), respectively, of the Receivables Purchase Agreement are hereby amended deleting in its entirety the term “capital stock” in each place where such term is used and replacing it in each case with the defined term “Capital Stock”.

(i)            Section 5.02 of the Receivables Purchase Agreement is hereby amended to add new clause (f) as follows:

(f)            For each Acquisition of Property that would have contributed 7.5% or more of Consolidated EBITDA for the preceding four fiscal quarters for which financial statements have been delivered to the Lenders (had such Property been acquired on the first day of the relevant period), the Parent shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a Pro Forma Basis there would not have occurred an Event of Default under Section 7.01(n)(i) or (ii)  as of the most recent fiscal quarter end with respect to which the Agent has received the Required Financial Information.

(j)            Clause (g)(ii) of Section 6.02 of the Receivables Purchase Agreement is hereby deleted in its entirety and the alpha-numeric specification of Clause (g)(i), accordingly, is changed to Clause (g).

(k)           Clause (i) of Section 7.01 of the Receivables Purchase Agreement is hereby amended and restated in its entirety as follows:

(i)            The Percentage Factor shall on any Business Day be greater than the Maximum Percentage as of such date unless the Percentage Factor shall be reduced to am amount less than or equal to the Maximum Percentage Factor within two Business Days.

(l)            Annex A-2 of the Receivables Purchase Agreement is hereby deleted in its entirety.

(m)          Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Acquisition” as follows:

“Acquisition” by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all of the Capital Stock or all or substantially all of the Property, or a business unit or product line, of another Person, whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise.

(n)           The definition of “Consolidated EBITDA” in Annex F of the Receivables Purchase Agreement is hereby amended by adding the following proviso immediately after the clause “. . . and (ii) extraordinary, unusual and otherwise non-recurring gains, including gains on Dispositions that are outside the ordinary course of business” as follows:

; provided, for the avoidance of doubt, that in respect of a proposed Disposition (other than an Excluded Disposition) or Acquisition (including for purposes of the definitions of “Consolidated Leverage Ratio” and “Consolidated Interest Coverage Ratio”), calculation of Consolidated EBITDA shall be on a Pro Forma Basis.

(o)           The last sentence of the definition of “Consolidated Funded Indebtedness” in Annex F of the Receivables Purchase Agreement is hereby amended and restated as follows:

… For purposes of the calculation of the Consolidated Leverage Ratio, “Consolidated Funded Indebtedness” shall exclude non-cash obligations of the Parent and its Subsidiaries incurred in connection with any Permitted Monetization Transaction; provided, however, that in respect of a proposed Disposition (other than an Excluded Disposition) or Acquisition (including for purposes of the definition of “Consolidated Leverage Ratio”), calculation of Consolidated Funded Indebtedness shall be on a Pro Forma Basis.

(p)           The definition of “Consolidated Interest Expense” in Annex F of the Receivables Purchase Agreement is hereby amended by adding the following proviso immediately after the clause “. . . in each case as determined in accordance with GAAP” as follows:

; provided, for the avoidance of doubt, that in respect of a proposed Disposition (other than an Excluded Disposition) or Acquisition (including for purposes of the definition of “Consolidated Interest Coverage Ratio”), calculation of Consolidated Interest Expense shall be on a Pro Forma Basis.

(q)           Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Equity Issuance” as follows:

“Equity Issuance” means any issuance by any Consolidated Party to any Person of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants, (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity or the conversion of any class equity securities to any other class of equity securities or (d) any options or warrants relating to its Capital Stock.  The term “Equity Issuance” shall not be deemed to include any Disposition.

(r)            Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Excluded Disposition” as follows:

“Excluded Disposition” means, with respect to any Consolidated Party, any Disposition consisting of (i) the sale, lease, license, transfer or other disposition of Property in the ordinary course of such Consolidated Party’s business, (ii) the sale, lease, license, transfer or other disposition of machinery and equipment no longer used or useful in the conduct of such Consolidated Party’s business, (iii) any sale, lease, license, transfer or other disposition of Property by such Consolidated Party to the Parent, (iv) any Involuntary Disposition by such Consolidated Party, (v) any Disposition by such Consolidated Party constituting a Permitted Investment, (vi) if such Consolidated Party is not the Parent, any sale, lease, license, transfer or other disposition of Property by such Consolidated Party to any Consolidated Party that is not the Parent, (vii) any Equity Issuance of Capital Stock of the Parent and (viii) in the case of West Side Investment Management, Inc. and its Subsidiaries and Vermont Western Assurance Inc. and its Subsidiaries only, the sale of securities in the ordinary course of business.

(s)            Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Involuntary Disposition” as follows:

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of any Consolidated Party.

(t)            Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Pro Forma Basis” as follows:

“Pro Forma Basis” means, in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the Agent has received the Required Financial Information.  As used herein, “transaction” shall mean (a) any Disposition (other than an Excluded Disposition) or (b) any Acquisition. In connection with any calculation made under Section 7.01(n)(i) or (ii) (including without limitation for purposes of calculating Consolidated EBITDA, Consolidated Funded Indebtedness and Consolidated Interest Expense) upon giving effect to a transaction on a Pro Forma Basis:

(i)            for purposes of any such calculation in respect of any Disposition, (A) income statement items (whether positive or negative) attributable to the Person or Property disposed of shall be excluded and (B) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period; and

(ii)           for purposes of any such calculation in respect of any Acquisition, (A) any Indebtedness incurred or assumed by any Consolidated Party (including the Person or Property acquired) in connection with such transaction and any Indebtedness of the Person or Property acquired which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the first day of the applicable period and (2) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination and (B) income statement items (whether positive or negative) attributable to the Person or Property acquired shall be included beginning as of the first day of the applicable period.

(u)           Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Pro Forma Compliance Certificate” as follows:

“Pro Forma Compliance Certificate” means a certificate of a duly authorized officer of the Parent delivered to the Agent (to the extent required) in connection with any Acquisition of Property that would have contributed 7.5% or more of Consolidated EBITDA for the preceding four fiscal quarters for which financial statements have been delivered to the Agent (had such Property been acquired on the first day of the relevant period), as applicable, and containing reasonably detailed calculations, upon giving effect to the applicable transaction on a Pro Forma Basis, of the Consolidated Leverage Ratio and the Consolidated Interest Coverage Ratio as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Agent shall have received the Required Financial Information.

(v)           Annex F of the Receivables Purchase Agreement is hereby amended by adding a new definition of “Required Financial Information” as follows:

“Required Financial Information” means, with respect to each fiscal period or quarter of the Parent, (a) the financial statements required to be delivered pursuant to Section 5.01(l)(i) or (ii) for such fiscal period or quarter, and (b) the Compliance Certificate to be delivered with the financial statements described in clause (a) above.

SECTION 2.         Effective Date.  This Amendment shall become effective as of the date this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto (the “Effective Date”).

SECTION 3.         Miscellaneous.

(a)           References in Receivables Purchase Agreement.  Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

(b)           Effect on Receivables Purchase Agreement.  Except as specifically amended hereby, the Receivables Purchase Agreement shall remain in full force and effect.  This Amendment shall not constitute a novation of the Receivables Purchase Agreement, but shall constitute an amendment thereof.

(c)           No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(d)           Fees and Expenses.  The Seller and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and/or the Investor in connection with the preparation, execution and enforcement of this Amendment.

(e)           Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)            Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)           Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(h)           Amendments.  This Amendment may not be amended or otherwise modified except as provided in the Receivables Purchase Agreement.

(i)            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLER:	FOUNTAIN CITY FINANCE, LLC

	By:	/s/Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Treasurer

PARENT:	DST SYSTEMS, INC.

	By:	/s/Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and Chief Accounting Officer

SERVICER:	DST SYSTEMS, INC.

	By:	/s/Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and Chief Accounting Officer

[Signatures continued on next page]

[Signature Page to Amendment 6 to Receivables Purchase Agreement (DST)]

ORIGINATORS:	DST OUTPUT, LLC
DST OUTPUT CENTRAL, LLC
DST OUTPUT EAST, LLC
DST OUTPUT WEST, LLC
DST TECHNOLOGIES, INC.
DST STOCK TRANSFER, INC.
DST MAILING SERVICES, INC.
DST OUTPUT ELECTRONIC SOLUTIONS, INC.
DST WORLDWIDE SERVICES, LLC
DST RETIREMENT SOLUTIONS, LLC
ARGUS HEALTH SYSTEMS, INC.
DST DIRECT, LLC
DST HEALTH SOLUTIONS, LLC
DST GLOBAL SOLUTIONS NORTH AMERICA, LLC
ISPACE SOFTWARE TECHNOLOGIES, INC.
DST TASS, LLC
DST BROKERAGE SOLUTIONS, LLC
FINIX PROFESSIONAL SERVICES, LLC
CONVERGE SYSTEMS, LLC
NEWKIRK PRODUCTS, INC.
LTM PUBLISHING, INC.
MCKAY HOCHMAN CO., INC.
THIRD PARTY EDUCATIONAL SYSTEMS, INC.
CFG OUTPUT LLC
DST HEALTHCARE HOLDINGS, INC.

	By:	/s/Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signatures continued on next page]

[Signature Page to Amendment 6 to Receivables Purchase Agreement (DST)]

AGENT:	BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

	By:	/s/Jeremy Grubb
		Name:	Jeremy Grubb
		Title:	Vice President

BANK:	BANK OF AMERICA, NATIONAL ASSOCIATION

	By:	/s/Jeremy Grubb
		Name:	Jeremy Grubb
		Title:	Vice President

[End of Signatures]

[Signature Page to Amendment 6 to Receivables Purchase Agreement (DST)]

SCHEDULE I

Originators:

DST Systems, Inc.

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, LLC

DST Global Solutions North America, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Schedule I-1

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Schedule I-2